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                                                                   EXHIBIT 10.34

         FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT(this "First Amendment") is dated as of the 3rd day of September, 1999 among POST APARTMENT HOMES, L.P.(the "Borrower"), WACHOVIA BANK, N.A., as Administrative Agent (the "Administrative Agent"), FIRST UNION NATIONAL BANK, as Syndication Agent, SUNTRUST BANK, ATLANTA, as Documentation Agent, and WACHOVIA BANK, N.A., SUNTRUST BANK, ATLANTA, FIRST UNION NATIONAL BANK, BANK OF AMERICA, N.A. (formerly Nationsbank, N.A.), SOUTHTRUST BANK, N.A., COMMERZBANK, AG, ATLANTA AGENCY, FOUR WINDS FUNDING CORPORATION, THE FIRST NATIONAL BANK OF CHICAGO, CHASE BANK OF TEXAS, NATIONAL ASSOCIATION and PNC BANK, NATIONAL ASSOCIATION (collectively, the "Banks");


                              W I T N E S S E T H:


         WHEREAS, the Borrower, the Administrative Agent and the Banks executed and delivered that certain Third Amended and Restated Credit Agreement, dated as of May 7, 1999 (the "Credit Agreement");

         WHEREAS, the Borrower has requested and the Administrative Agent and the Banks have agreed to certain amendments to the Credit Agreement, subject to the terms and conditions hereof;

         NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Administrative Agent and the Banks hereby covenant and agree as follows:

         1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

         2. Amendment to Section 1.01. Section 1.01 of the Credit Agreement hereby is amended by deleting the definitions of "GP Sub" and "General Partner" and substituting the following therefor:

                  "GP Sub" means Post GP Holdings, Inc., a Georgia corporation which is a direct Subsidiary of PPI, the General Partner and the owner of a 1% general partner interest in the Borrower as of the Closing Date.


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                  "General Partner" means the sole general partner of the
         Borrower (which, on the Closing Date, is GP Sub) or, if there is more than one such general partner, the managing general partner of the Borrower.

         3. Amendment to Section 2.06(a). Section 2.06(a) of the Credit Agreement hereby is amended by deleting the definition of "London Interbank Offered Rate" and substituting the following therefor:

                  The "London Interbank Offered Rate" applicable to any
            Euro-Dollar Loan means for the Interest Period of such Euro-Dollar Loan, the rate per annum determined on the basis of the offered rate for deposits in Dollars of amounts equal or comparable to the principal amount of such Euro-Dollar Loan offered for a term comparable to such Interest Period, which rates appear on Telerate Page 3750 effective as of 11:00 A.M., London time, 2 Euro-Dollar Business Days prior to the first day of such Interest Period, provided that if no such offered rates appear on such page, the "London Interbank Offered Rate" for such Interest Period will be the arithmetic average (rounded upward, if necessary, to the next higher 1/100th of 1%) of rates quoted by not less than 2 major banks in New York City, selected by the Administrative Agent, at approximately 10:00 A.M., New York City time, 2 Euro-Dollar Business Days prior to the first day of such Interest Period, for deposits in Dollars offered by leading European banks for a period comparable to such Interest Period in an amount comparable to the principal amount of such Euro-Dollar Loan.

         4. Amendment to Section 5.21. Section 5.21 of the Credit Agreement hereby is amended by deleting it in its entirety and substituting the following therefor:

                  SECTION 5.21. Qualification as a Real Estate Investment Trust;
            General Partner. PPI shall at all times remain qualified under the Code as a real estate investment trust. The Borrower will not agree to amend or waive the requirements of Section 7.5A of the limited partnership agreement of the Borrower, as in effect on the date of this Agreement, as such requirements are applicable to the General Partner, without the prior written consent of the Required Banks (which consent the Banks hereby agree not to unreasonably withhold or delay). The General Partner shall at all times be one of PPI, GP Sub or another Wholly Owned Subsidiary of PPI which is a Guarantor.

         5. Amendment to Section 5.22(b). Section 5.22(b) of the Credit Agreement hereby is amended by deleting it in its entirety and substituting the following therefor:

                  (b) not permit any of the Subsidiaries (other than the Borrower, the General Partner, or LP Sub) to Guarantee the Debt of another Person; provided, that any Subsidiary can Guarantee the Debt of another Subsidiary, so long as the


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         aggregate amount of Debt of Subsidiaries which is Guaranteed by
         Subsidiaries (other than the Borrower, the General Partner, or LP Sub) does not exceed $500,000;

         6. Restatement of Representations and Warranties. The Borrower hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof and with specific reference to this First Amendment and all other loan documents executed and/or delivered in connection herewith, except to the extent otherwise disclosed pursuant to Section 5.01(c) or (d) of the Credit Agreement.

         7. Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

         8. Ratification. The Borrower hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof.

         9. Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         10. Section References. Section titles and references used in this First Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

         11. No Default. To induce the Administrative Agent and the Banks to enter into this First Amendment and to continue to make advances pursuant to the Credit Agreement, the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Banks under the Credit Agreement.

         12. Further Assurances. The Borrower agrees to take such further actions as the Administrative Agent shall reasonably request in connection herewith to evidence the amendments herein contained to the Borrower.

         13. Governing Law. This First Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of Georgia.

         14. Conditions Precedent. This First Amendment shall become effective only upon execution and delivery (i) of this First


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Amendment by the Borrower, the Agent and the Required Banks and (ii) of the
Consent and Reaffirmation of Guarantors at the end hereof by each of the Guarantors.

         IN WITNESS WHEREOF, the Borrower, the Administrative Agent and each of the Banks has caused this First Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

POST APARTMENT HOMES, L.P., (SEAL)          WACHOVIA BANK, N.A.,    (SEAL)
as Borrower                                 as Administrative Agent and a Bank
By: Post GP Holdings, Inc.,
its sole general partner                    By:
                                               -------------------------------
                                               Title:
By:
    R. Byron Carlock, Jr.
    Executive Vice President

FIRST UNION NATIONAL BANK,  (SEAL)          SUNTRUST BANK, ATLANTA,  (SEAL)
as Syndication Agent and a Bank             as Documentation Agent and a Bank


By:                                         By:
   -------------------------
   Title:                                      Title:

BANK OF AMERICA, N.A. (formerly             SOUTHTRUST BANK, N.A.,    (SEAL)
Nationsbank, N.A.),         (SEAL)          as a Bank
as a Bank


By:                                         By:
   -------------------------
   Title:                                      Title:

COMMERZBANK AG, ATLANTA    (SEAL)           FOUR WINDS FUNDING
AGENCY, as a Bank                           CORPORATION, as a Bank    (SEAL)


By:                                         By:
   -------------------------
   Title:                                      Title:

By:                                         By:
   -------------------------
   Title:                                      Title:

THE FIRST NATIONAL BANK                     CHASE BANK OF TEXAS,
OF CHICAGO,          (SEAL)                 NATIONAL ASSOCIATION,       (SEAL)
as a Bank                                   as a Bank


By:                                         By:
   -------------------------
   Title:                                      Title:

PNC BANK, NATIONAL
ASSOCIATION,         (SEAL)
as a Bank

By:
   Title


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                     CONSENT AND REAFFIRMATION OF GUARANTORS

     Each of the undersigned (i) acknowledges receipt of the foregoing First Amendment to Credit Agreement (the "First Amendment"), (ii) consents to the execution and delivery of the First Amendment by the parties thereto and (iii) reaffirms all of its obligations and covenants under the Guaranty Agreement dated as of May 7, 1999 executed by it, and agrees that none of such obligations and covenants shall be affected by the execution and delivery of the First Amendment. This Consent and Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

                                 POST PROPERTIES, INC.     (SEAL)


                                 By:
                                     ------------------------
                                        R. Byron Carlock, Jr.
                                        Title:

                                 POST GP HOLDINGS, INC.    (SEAL)


                                 By:
                                    -------------------------
                                        R. Byron Carlock, Jr.
                                        Title:

                                 POST LP HOLDINGS, INC.    (SEAL)


                                 By:
                                    -------------------------
                                        R. Byron Carlock, Jr.
                                        Title:


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